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                         ENGINE LEASE NOVATION AGREEMENT
                         -------------------------------

                     This ENGINE LEASE NOVATION AGREEMENT (this "Novation") dated July __, 1997, is by and among (i) FIRST SECURITY
BANK, NATIONAL ASSOCIATION, not in its individual capacity (except as otherwise specified), but solely as Owner Trustee (the "New Lessor") under a Trust Agreement dated as of June 15, 1997 between itself and KG Aircraft Leasing Co., Ltd., (ii) TACA INTERNATIONAL AIRLINES, S.A., a corporation organized and existing under the laws of El Salvador ("Original Lessor") and (iii) WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of Delaware ("Lessee").

                                    RECITALS
                                    --------

     WHEREAS, Original Lessor and Lessee are parties to that certain Engine Lease Agreement dated as of May 21, 1996 (as supplemented and amended, the "Engine Lease"), which was recorded by the FAA on July 31, 1996 and assigned Conveyance No. BB24108; and

     WHEREAS, pursuant to the Engine Lease, Original Lessor has leased to Lessee, as lessee, one (1) CFM International, Inc. engine, Model CFM56-3B2, bearing manufacturer's serial number 721150 (the "Engine") together with that certain PF Industries, Inc. model PF71-169 engine stand bearing serial number 0001B; and

     WHEREAS, on the date that the Engine is sold (the "Closing Date") by the Original Lessor to the New Lessor, Original Lessor desires to novate certain of its rights and obligations under the Engine Lease to the New Lessor, and the New Lessor desires to assume such rights and obligations and in connection with such novation and simultaneously therewith, the New Lessor and the Lessee intend to enter into an Amended and Restated Engine Lease Agreement (the "Amended and Restated Engine Lease"); and

     Section 1. DEFINITIONS. Capitalized terms used herein and not defined otherwise herein shall have the meanings specified in the Engine Lease or by reference therein.

     Section 2. NOVATION OF ENGINE LEASE. Subject to the terms and conditions of this Novation, the parties hereto agree that from and after the Closing Date:

     (a) The Original Lessor assigns to New Lessor all of Original Lessor's right, title and interest, and all of the covenants, undertakings, duties, liabilities and obligations of the Original Lessor in and under the Engine Lease arising on or after the Closing Date.

     (b) The Original Lessor releases and discharges the Lessee from the performance of any and all of its covenants, undertakings, obligations, duties and liabilities to the Original Lessor under the Engine Lease to the extent the same arise or accrue on or after the Closing Date.

     (c) The Lessee releases and discharges the Original Lessor from the Original Lessor's covenants, undertakings, obligations, duties and liabilities to Lessee under the Engine Lease to the extent the same arise or accrue on or after the Closing Date.

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     (d) The New Lessor agrees with the Lessee and the Original Lessor to assume all of the right, title and interest, and all of the covenants, undertakings, duties, liabilities and obligations of the Original Lessor in and under the Engine Lease, other than the obligation to Cauff, Lippman & Crane Aviation, Inc. as provided in Section 3(c) thereof, arising on or after the Closing Date and hereby undertakes to observe and perform in favor of the Lessee at all times on or after the Closing Date, all of the covenants, undertakings, duties, obligations and liabilities originally made, given or assumed by the Original Lessor under or pursuant to the Engine Lease, including, without limitation, any and all obligations in respect of the Security Deposit and the Engine Reserves.

     (e) The Lessee agrees with the New Lessor to observe and perform in favor of and for the benefit of the New Lessor all of the covenants, undertakings, duties, obligations and liabilities originally made, given or assumed by the Lessee in favor of the Original Lessor under or pursuant to the Engine Lease arising on or after the Closing Date.

     (f) The Lessee hereby expressly consents to and accepts the assumption by the New Lessor of the Original Lessor's right, title, interest, covenants, undertakings, obligations, duties and liabilities under the Engine Lease arising or accruing on or after the Closing Date.

     (g) The Lessee agrees that it will not assert against the Original Lessor any claim or defense that it may have against the New Lessor under the Amended and Restated Engine Lease to the extent the same is attributable to any act or event occurring on or after the Closing Date.

     (h) The Lessee agrees that it will not assert against the New Lessor any claim or defense that it may have against the Original Lessor under the Engine Lease to the extent the same is attributable to any act or event occurring prior to the Closing Date.

     (i) The Lessee, the New Lessor and the Original Lessor accordingly agree that

                     (i) from and after the Closing Date, the Amended and Restated Engine Lease constitutes an agreement between the New Lessor (as lessor) and the Lessee (as lessee) on the terms and conditions set forth therein;

                     (ii) from and after the Closing Date, the Original Lessor's obligation to lease the Engine to the Lessee is terminated and the Lessee accepts the New Lessor's obligation to lease the Engine to the Lessee and the Lessee will take the Engine on lease from the New Lessor, and the New Lessor agrees to lease the Engine to the Lessee, on the terms and conditions set forth in the Amended and Restated Engine Lease; and

                     (iii) from and after the Closing Date, the Lessee shall make all payments of Rent and all other amounts due and payable under the Amended and Restated Engine Lease to the New Lessor, or as the New Lessor may direct in accordance with the terms of the Amended and Restated Engine Lease, and shall look solely to the New Lessor for reimbursement of the Security Deposit and the Engine Reserves in accordance with the terms thereof.

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     Section 3. CLAIMS ARISING PRIOR TO THE CLOSING DATE. (a) Without  prejudice to the rights of the New Lessor under the Amended and Restated Engine Lease, the Original Lessor and the Lessee agree that each of them, and each Indemnitee (as defined in the Engine Lease) shall have, pursuant to this Section 3, the same rights and remedies as they would have had under the Engine Lease (including, without limitation, Lessee's indemnities under Section 12 of the Engine Lease), without regard to any amendment thereto effected by the Amended and Restated Engine Lease, in respect of any losses, liabilities indemnities or claims suffered or incurred or brought against, or payment due to, the other to the extent attributable to any period ending prior to the Closing Date to the same extent as provided for under the Engine Lease as in effect prior to the execution and delivery of the Amended and Restated Engine Lease.

     (b) The Lessee hereby acknowledges and agrees that all of the covenants, undertakings, obligations and liabilities of the Original Lessor under Section 6(b) of the Engine Lease have been fully performed and that it has no claims against any Engine Reserves or the Original Lessor in respect thereof.

     Section 4. ENGINE RESERVES; SECURITY DEPOSIT. (a) On the Closing Date, the New Lessor has agreed to pay the purchase price to the Original Lessor, and such purchase price reflects a reduction in respect of the amount of Engine Reserves and Security Deposit held on the Closing Date by or on behalf of the Original Lessor. From and after the Closing Date, the Lessee shall look only to the New Lessor for the reimbursement of the Security Deposit and any Engine Reserves in accordance with the provisions of the Amended and Restated Engine Lease. For the avoidance of doubt, the Lessee confirms, for the benefit of the Original Lessor and the New Lessor, that the amounts being held by the Original Lessor for Engine Reserves are as set forth below:

                     Engine MSN 721150

                               Shop Visit Portion             $[    ]*

                               LLP Portion                    $[    ]*


     The amount of the Security Deposit being held in respect of the Engine is $[ ]*.

     (b) From and after the Closing Date, all payments to be made by the Lessee in respect of Engine Reserves shall be paid to the New Lessor and not to the Original Lessor, and the Original Lessor shall not make any claim thereon or have any right therein. From and after the Closing Date, the New Lessor shall have the right to receive all Engine Reserve payments that have accrued since the immediately preceding date on which Engine Reserves were due pursuant to
Section 6(b) of the Engine Lease and the Lessee shall pay all such amounts to the New Lessor on the due date therefor in accordance with the terms of the Amended and Restated Engine Lease.

     Section 5. CONDITIONS PRECEDENT. On or prior to the Closing Date, the Lessee shall deliver to the New Lessor and Original Lessor(i) an opinion of counsel in form and substance reasonably satisfactory to the New Lessor to the effect, among other things, that this Novation and the Amended and Restated Engine Lease have been duly authorized by the Lessee and constitute enforceable obligations of the Lessee and (ii) a certificate of insurance evidencing compliance by the Lessee with the provisions of Section 9 of the Amended and Restated Engine Lease and Section 6 of this Novation.

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     Section 6.  INSURANCE.  (a) REQUIRED  INSURANCE  From and after the Closing
Date and until the earlier of April 30, 1999 or the date of the next "D" check (or its equivalent) on the Boeing 737-3S3 aircraft bearing manufacturer's serial number 23787 and United States registration no. N375TA (to be changed to N954WP) (the "Aircraft"), Lessee shall maintain public liability (including, without limitation, aircraft third-party, baggage, cargo, contractual and passenger legal liability including war risks), property damage liability insurance with respect to any aircraft on which the Engine is installed and general airline third party legal liability insurance (including products liability insurance) with insurers of recognized responsibility and good repute specializing in aviation insurance in the leading international markets, in amounts at least equal to [ ]* Dollars (U.S. $[ ]*) per occurrence subject to no deductible except deductibles as to baggage and cargo that are standard in the airline industry in respect of carriers operating in the countries in which the operator of the aircraft on which the Engine is installed operates.

     (b) TERMS OF INSURANCE.Any policies carried in accordance with Section 6(a) hereof and any policies taken out in substitution or replacement for any such policies shall (i) insure the interests of and name as additional insureds, Original Lessor and its respective officers, directors, employees and agents (the "Additional Insureds") and provide that the Additional Insureds bear no liability for the payment of premiums; (ii) provide that the coverages afforded by such policies to the Additional Insureds shall not be invalidated by any act or omission of any named insured or other person which results in a violation of the terms, conditions or warranties of the policies, provided that the named insured or the person so protected has not caused, contributed to or knowingly condoned the said act or omission; (iii) provide that if there is any cancellation of the insurance, such cancellation shall not be effective as to any Additional Insured for thirty (30) days (with respect to war risk insurance, seven (7) days or such lesser period as may be customarily available) after the underwriters of such insurance issue written notice of such cancellation or alteration; (iv) contain a waiver by the insurers of (A) all rights of subrogation against any and all of the Additional Insureds and (B) and rights of set-off, counterclaim or any other deductions whether by attachment or otherwise, which they may have against any Additional Insured; and (v) be primary and without right of contribution from any other insurance carried by any of the Additional Insureds, and shall expressly provide that all of the provisions thereof (except limits of liability) shall operate in the same manner as if there were a separate policy covering each Additional Insured; with substantially the same endorsements (insofar as the same apply to liability coverage) as are currently in effect with respect to the Engine.

     (c) INSURANCE CERTIFICATES. On or before the Closing Date, and promptly after each renewal or replacement of the policies of insurance covering the Aircraft, Lessee shall cause to be furnished to Original Lessor an insurance certificate of independent aircraft insurance brokers evidencing that the insurance then carried and maintained on any aircraft on which the Engine is installed complies with the terms hereof. Lessee shall cause such firm to advise the Additional Insureds in writing promptly of any default in the payment of any premium, of any other act or omission on the part of Lessee of which such firm has knowledge that might invalidate or render unenforceable, in whole or in part, any insurance provided pursuant to Section 6(a).

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     Section 7.  REPRESENTATIONS.  (a) REPRESENTATIONS OF EACH PARTY. Each party hereto represents and warrants (each as to itself only) to each of the other parties as of the Closing Date as follows:

                     (i) Such party has the power, authority and legal right to execute and deliver this Novation and to perform its obligations hereunder, such execution, delivery and performance have been authorized by all necessary corporate and other action of such party and this Novation constitutes the legal, valid and binding agreement of such party, enforceable in accordance with its terms except as limited by
                                bankruptcy,        insolvency,       moratorium,
                                reorganization,     receivership,     fraudulent
                                conveyance or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights and remedies generally from time to time in effect, regardless of whether such enforceability is considered in a proceeding at equity or at law.

                     (ii) All governmental and other licenses, approvals and consents that may be necessary for such party to enter into this Novation have been obtained and are in full force and effect.

                     (iii) The execution, delivery and performance of this Novation by such party will not contravene or violate any provision of any law, rule, regulation or order binding on such party or any of its organizational documents and will not contravene the provisions of, or constitute a default under, any contract or other instrument binding upon such party.

     (b) REPRESENTATIONS OF ORIGINAL LESSOR. Original Lessor represents and warrants to the Lessee and to the New Lessor as of the Closing Date as follows:

                     (i) all payments of Rent due as at the Closing Date have been duly made to the Original Lessor and received by it, and

                     (ii) as of the Closing Date, Original Lessor is not aware of any claims that it has against the Lessee arising under or pursuant to the Engine Lease.

     (c) REPRESENTATIONS OF LESSEE. The Lessee represents and warrants to the Original Lessor and to the New Lessor as of the Closing Date as follows:

                     (i) each of the representations and warranties of the Lessee set forth in the Amended and Restated Engine Lease are true on and as of the Closing Date, and

                     (ii) as of the Closing Date, the Lessee is not aware of any claims that it has against the Original Lessor, including, without limitation, any claims for reimbursement of Engine Reserves pursuant to
                               Section 6(b) of the Engine Lease.

     (d) REPRESENTATIONS OF NEW LESSOR. The New Lessor represents and warrants to the Lessee as of the Closing Date that each of the representations and warranties of the New Lessor set forth in the Amended and Restated Engine Lease are true on and as of the Closing Date.

                     Section 8.  MISCELLANEOUS.

     (a) COUNTERPARTS. This Novation may be executed by the parties hereto in separate counterparts each of which, when so executed and delivered, shall be an original for all purposes, but all such counterparts shall together constitute but one and the same instrument.

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     (b)  SEVERABILITY.  If any  term or  provision  hereof  or the  application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or such provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

     (c) FURTHER ASSURANCES. Each party will promptly and duly execute and deliver all such documents and assurances and take such further action as the other party may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Novation and to establish and protect the rights and remedies created or intended to be created in favor of the parties, including, without limitation, if requested by Lessor, at the expense of Lessor, the recording or filing of this Novation or any other document or financing statement with respect to the transactions contemplated hereby so as to more effectively carry out the intent of such transactions, in accordance with the laws of such jurisdictions as either party from time to time reasonably requests.

     (d) ENTIRE AGREEMENT. This Novation embodies the entire agreement and understanding between the parties relating to the matters provided for herein, and supersedes all prior agreements and understandings relating thereto.

     (e) SUCCESSORS AND ASSIGNS. This Novation shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     (f) GOVERNING LAW. THIS NOVATION SHALL IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION, ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (g) EXPENSES. Each of the parties hereto shall bear its own expenses in connection with this Novation and the transactions contemplated hereby, including, without limitation, its own attorneys' fees, except that KGAL and TACA shall each pay one half of any expenses in connection with any Aviation Authority or other filings, including the fees and disbursements of special local counsel retained in connection therewith. All expenses incurred by WestPac for which it is entitled to reimbursement pursuant to the Engine Lease shall be for the account of TACA except any such expenses relating solely to the negotiation, preparation, execution and delivery of the Amended and Restated Engine Lease, which shall be for the account of KGAL.


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           IN WITNESS WHEREOF, the parties hereto have each caused this Novation to be duly executed as of the day and year first above written.


                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, (formerly First Security Bank of Utah, National Association), not in its individual capacity but solely as Owner Trustee under the 1997 Trust Agreement


                    By:_____________________________________________
                      Name:
                      Title:


                    TACA INTERNATIONAL AIRLINES, S.A.


                    By:______________________________________________
                      Name:
                      Title:


                    WESTERN PACIFIC AIRLINES, INC.


                    By:______________________________________________
                      Name:
                      Title:

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